SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Amendment No.    )

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Filed	by a Party other than the Registrant ☐

Check	the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Materials under 14a-12

AKERNA CORP.
(Name of Registrant as Specified in Its Charter)

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☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per the Exchange Act Rules 14a6(i)(1) and 0-11

Akerna Corp. Reminds Stockholders of Upcoming Annual Meeting; Urges Stockholders to Vote FOR all Proposals

DENVER, May 9, 2022 (GLOBE NEWSWIRE) – Akerna Corp. (Nasdaq: KERN), a leading enterprise software company and developer of one of the most comprehensive technology infrastructures, ecosystems, and compliance engines powering the global cannabis industry, urges stockholders to vote FOR proposals put forth in the proxy statement prior to the Company’s May 13, 2022 annual stockholder meeting to be held at 9:00 am eastern time.

Akerna common stockholders on the March 31, 2022 record date are entitled to vote. Stockholders can vote by internet or mail. To vote by internet stockholders can logon to the website shown on their proxy card and follow the steps outlined on the secure website. If stockholders are voting by mail, they should vote, sign and date their proxy card and return it in the postage-paid envelope provided. Should stockholders need assistance voting, have any questions about the proposals, or need additional copies of the proxy statement they should contact the company’s proxy solicitor, Advantage Proxy either by phone at (877) 870-8565 or via email at ksmith@advantageproxy.com.

Akerna is asking stockholders to approve the election of directors, ratification of auditors, the Nasdaq 20% Proposals, the authorized share increase, and the amendment to the 2019 Long Term Incentive Plan.

Nasdaq 20% Proposals and Authorized Share Increase

On October 5, 2021, the Company entered into a securities purchase agreement for a US $20 million convertible debt financing with existing institutional investors who held the Company's then outstanding convertible notes.

On October 1, 2021, the Company acquired 365 Cannabis, a cannabis business management software system built on Microsoft's Dynamics 365 Business Central in a $17 million deal at 2.1x LTM revenue.

The Company plans to issues shares of common stock in connection with these two transactions. Because the Company’s common stock is listed on Nasdaq and is subject to Nasdaq Listing Rule 5635(a) the Company is required to obtain stockholder approval for the issuance of the common stock in excess of 20% of the number of shares of common stock outstanding before the Company entered into the above agreements, respectively.

The Authorized Share Increase proposal, if approved, will give the Company the flexibility to settle its obligations under the Convertible Notes and the 365 transaction through the issuance of shares of the Company’s common stock.

If these proposals are not approved, the Company would be unable to satisfy its obligations under the Convertible Notes and 365 Transaction by issuing shares of common stock and would be forced to pay cash to meet its obligations, which would result in utilizing the Company’s available cash instead of funding its business operations and could negatively impact the Company’s financial condition and results of operations.

The Company is pleased to note Institutional Shareholder Services, the global leader in proxy voting advisory services, has recommended a vote in FAVOR of these proposals.

“Ahead of our 2022 Annual Meeting, we are encouraging our shareholders to actively participate in the proxy voting process, and vote FOR each proposal, including our proposal to amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 75,000,000 to 150,000,000. We are confident the proposed increase will help better position the Company to achieve its strategic growth objectives and directly support our ongoing commitment to building long-term shareholder value,” stated Jessica Billingsley, Akerna’s CEO.

About Akerna

Akerna (Nasdaq: KERN) is an enterprise SaaS company focused on compliantly serving the cannabis, hemp, and CBD industry. First launched in 2010, Akerna has tracked more than $30 billion in cannabis sales to date and is the first cannabis software company listed on Nasdaq. Using connected data and information to propel the cannabis industry forward, Akerna empowers businesses, governments, patients, and consumers to make smart decisions.

The Company's cornerstone technology, MJ Platform, one of the world's leading cannabis infrastructure as a service platform, powers retailers, manufacturers, brands, distributors, and cultivators. Akerna also offers a complete suite of professional consulting services and data analytics for businesses through solo sciences, Leaf Data Systems, Trellis, Ample Organics, Viridian Sciences and 365 Cannabis.

To be included on the Company's email distribution list, please sign up at https://ir.akerna.com/news-events/email-alerts

For more information, visit https://www.akerna.com/

Forward-Looking Statements

Certain statements made in this release are "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Such forward-looking statements include but are not limited to statements regarding the date of the Company’s annual meeting of stockholders and statements regarding the benefits of voting for the proposals at the Company’s annual general meeting of stockholders. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of significant known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside Akerna's control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others that may affect actual results or outcomes, include risks and uncertainties disclosed from time to time in Akerna's filings with the U.S. Securities and Exchange Commission, including those under the heading "Risk Factors" in the Company's latest annual report on Form 10-K filed on March 31, 2022 and in its subsequent reports. You are cautioned not to place undue reliance on forward-looking statements. All information herein speaks only as of the date hereof, in the case of information about Akerna, or the date of such information, in the case of information from persons other than Akerna. Akerna undertakes no duty to update or revise the information contained herein.

Additional Information and Where to Find It

In connection with the annual meeting of stockholders, the Company filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement which was mailed to the Company’s stockholders as of the record date for the annual meeting of stockholders. STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS THERETO, BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE MATTERS BEFORE THE STOCKHOLDERS AT THE ANNUAL MEETING. The Company’s stockholders may also obtain copies of the proxy statement, the annual report to stockholders and all other relevant documents filed or that will be filed with the SEC in connection with the annual meeting, without charge, once available, at the SEC’s website at http://www.sec.gov or by directing a request to: AKERNA CORP., 1550 Larimer Street #246,Denver, Colorado 80202,Attention: Secretary or visiting www.cstproxy/akerna/2022.

Participants in the Solicitation

The Company and certain of its respective directors, executive officers and other members of management and employees may be deemed participants in the solicitation of proxies of the Company’s stockholders in connection with the annual meeting. STOCKHOLDERS AND OTHER INTERESTED PERSONS MAY OBTAIN, WITHOUT CHARGE, MORE DETAILED INFORMATION REGARDING THE DIRECTORS AND OFFICERS OF THE COMPANY IN ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2021, WHICH WAS FILED WITH THE SEC ON MARCH 31, 2022 AND WAS MAILED TO STOCKHOLDERS ALONG WITH THE PROXY STATEMENT. INFORMATION REGARDING THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES TO STOCKHOLDERS IN CONNECTION WITH THE ANNUAL MEETING AND OTHER MATTERS TO BE VOTED AT THE ANNUAL MEETING ARE SET FORTH IN THE DEFINITIVE PROXY STATEMENT.

No Offer or Solicitation

This press release is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law.

CONTACT:

Media

Georgia Jablon, Akerna Communications Manager

Pr@akerna.com

Investor Relations

IR@akerna.com